Exhibit 99.1



Ra Medical Systems, Inc.

NYSE: RMED

Corporate Presentation

DECEMBER 11, 2019

Disclaimer

Certain statements in this presentation and the accompanying oral commentary are forward-looking statements. These statements relate to future events or the future financial performance of Ra Medical Systems, Inc. (the "Company") and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential" or other comparable terminology. All statements other than statements of historical fact could be deemed forward-looking, including any expectations regarding investment returns; any projections of financial information; any statements about historical results that may suggest trends for our business; any statements of the plans, strategies, and objectives of management for future operations; any statements of expectation or belief regarding future events, potential markets, market size, market opportunities, or technology developments; any statements regarding sales and expansion strategies; any statements regarding our intention to seek additional indications for our products; and any statements of assumptions underlying any of the items mentioned. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this presentation are made only as of the date hereof. Except as required by law, the Company assumes no obligation and does not intend to update these forward-looking statements or to conform these statements to actual results or to changes in the Company's expectations.

This presentation also contains estimates, projections and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry and our business. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the accuracy and completeness of the information obtained by third parties included in this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the solutions and services of the company or this proposed offering.

This presentation is not a prospectus and is not an offer to sell, nor a solicitation of an offer to buy, securities.

Ra Medical Snapshot

- **DABRA**—Excimer laser that utilizes disposable catheters for crossing total chronic occlusions (CTOs) and ablating a channel in occlusive peripheral vascular disease. DABRA is used as a tool to treat peripheral artery disease (PAD), a form of peripheral vascular disease.
  - Photo ablation to disintegrate plaque in the artery
  - Tracks the patient's true lumen
  - Established safety profile, effective, easy-to-use, and competitively priced
  - No serious adverse events reported in our 2017 pivotal study or in our post-market surveillance
  - Regulatory clearances in US and Europe



- **PHAROS**—Same laser platform as DABRA
  - Regulatory clearances/approvals in US, Europe, China and South Korea


Ra Medical
SYSTEMS

Highlights

- Novel Therapeutic Solution with Positive Clinical Study Results
- Existing US Reimbursement Structure
- Time Efficient and Easy-to-Use Solution
- Cost Benefits to Outpatient-Based Catheterization Laboratories and Hospitals
- $1.08B+ Targeted US Annual TAM Among ~17.6M PAD Sufferers in the US
- Single-Use Catheters
- Highly Experienced Leadership

Ra Medical SYSTEMS

Peripheral Artery Disease





Only 20 to 30% of peripheral artery disease patients are actively being treated

Disease Overview

- Atherosclerosis of the lower extremities—most commonly in the legs
- Smoking, genetic predisposition, diabetes, age and obesity may increase risk
- Characterized by reduced blood flow to surrounding tissue
- If untreated can cause critical limb ischemia (CLI) resulting in ulceration, infection or gangrene and may result in limb amputation or death if left untreated

Disease Burden

- Up to 200,000 amputations performed annually in the US as a result of PAD

Patient Care

- Diagnosed by primary care physician, podiatrist or other specialist
- Treatment by interventional cardiologist, interventional radiologist or vascular surgeon

Current Treatments and Limitations

Non-Invasive Management

Lifestyle Changes

- Often hard to sustain and do not treat underlying cause of disease

Pharmacotherapy

- Generally prescribed for life and do not treat the obstruction, making them ineffective for many
- More aggressive treatments often required

Interventional Procedures

Angioplasty

- Trauma due to balloon inflation may cause vessel to reocclude
- Possible dissection
- May damage arterial walls
- Does not remove plaque
- Not well suited for highly calcified lesions and bifurcations
- Often requires stenting

Stenting

- Subject to fractures
- Cannot be removed

Atherectomy

- Can damage vessel walls due to potential mechanical and thermal trauma

Surgical Procedures

Bypass Surgery

- Invasive procedure
- Requires general anesthesia
- Multi-day hospital stay

Amputation

- Life altering procedure

DABRA Technology and Mechanism of Action

DABRA Technology

- 308 nanometer excimer laser system
- Unique liquid-filled, full aperture ratio catheter
- High quality lumen
- Minimizes mechanical or thermal trauma

Mechanism of Action

- Photo ablation, non-thermal
- Removes blockages by breaking the bonds of the obstructing plaque directly
- Plaque broken down into fundamental chemistry

Plaque Removal Process

Crosses through totally occluded lesions

Improves blood flow



Artery
Plaque
DABRA Catheter
Before
After

Non-thermal light energy breaks molecular bonds of atherosclerotic plaque

Our Solution: DABRA

DABRA





Features

- Portable
- Easy to store
- Intuitive interface
- Easy calibration
- Proprietary catheter



Therapy

- Can cross and de-bulk wide variety of plaque
  - Soft thrombus to hard calcified plaque
- Tool used by physicians to treat Chronic Total Occlusions (CTOs) prior to other alternative treatments
- Ability to use Above-the-Knee (ATK) and Below-the-Knee (BTK)
- Monotherapy or adjunct to angioplasty or other treatments

Cost and Time Efficient

- Programs available without need for capital equipment purchase
- Tracks the true lumen
- Average of approximately two and a half minutes of lasing time

Clinically Demonstrated Solutions

Pivotal Study

- Multi-site study at four sites in US and Mexico
- Enrolled 64 patients with target blockage refractory to guidewire crossing

Primary Efficacy Endpoint:

- Successful crossing of target lesion based on angiographic analysis at time of procedure

Safety Record

- 0% reported device-related serious adverse events (SAE), observed in our 2017 pivotal study



DABRA Effectiveness
92%
100
90
80
70
60
50
40
30
20
10
0

- Basis of May 24, 2017 510(k) clearance.

Large US Addressable Market Opportunity

KEY DRIVER	Current US Market Opportunity
PREVALENCE	~17.6 Million PAD Sufferers in the US
TREATED PATIENTS	Only 20–30% of PAD Patients actively treated
TOTAL US PAD DEVICE MARKET OPPORTUNITY	Annual US Total Addressable Market (TAM) Opportunity in 2017 **$1.08B[1]**



Potential Future Growth Applications (Not FDA approved)



Coronary Artery Disease
Other Vascular Occlusions
In-Stent Restenosis
Atherectomy
(with a pre-specified improvement in luminal patency)

Key Market Drivers

Increased Awareness

Evolving Physician Practice Patterns

We target the high-growth outpatient based catheterization laboratories segment for PAD

1) Based on third-party research and excludes indications under development

Payors and Reimbursement

Approvals / Clearances

- DABRA: US FDA 510(k), CE Mark
- PHAROS: US FDA 510(k), CE Mark, CFDA, KFDA

Payor Coverage

- Reimbursement claims for DABRA procedures typically submitted by providers to Medicare or other third-party payors using established Current Procedural Terminology (CPT) codes
- Pharos treatments are reimbursable by Medicare and nearly all major insurance companies under three CPT codes that differ based on the affected area to be treated

Physician Practice Needs



Ease of Use

Versatility
Able to cross and debulk

Economics

Established Safety and Efficacy

Ra Medical Systems

We believe our solution expands provider economics

Competitive Positioning

Parameter	Cardiovascular Systems	Spectranetics	Medtronic/Covidien	Boston Scientific	Ra Medical
Cost of Catheter / Procedure	$$$	$$	$$	$$$	$
Debulking Capability	Hard plaque only	Not effective for hard plaque	Most plaque types	Most plaque types	Most plaque types
Able to Cross CTO?	✘	✓	✘	✓	✓

We believe our solution compares favorably on numerous metrics against established competition

Pharos Excimer Laser

Used by Physicians to Treat Chronic Skin Diseases

- **Psoriasis**—chronic autoimmune disorder that causes cells to rapidly accumulate and affects the surface of the skin causing scales and red patches
- **Vitiligo**—autoimmune condition causing the skin to turn white due to the loss of pigment from the melanocytes, the cells that produce the pigment melanin, which give the skin its color
- **Atopic dermatitis**—results in itchy, red, swollen and cracked skin
- Additional indications include alopecia areata, dyshidrotic eczema, leukoderma and cutaneous T-cell lymphoma (CTCL)


Pharos

Market Opportunity for Chronic Skin Disease

- Psoriasis, vitiligo and atopic dermatitis are common skin disorders
- Psoriasis affects ~7.5 million in US, >2% of the population
  - $11.3 billion in direct and indirect costs
- Vitiligo affects 0.5%-1.0% of the population worldwide
- Skin conditions affect ~125 million individuals worldwide
- ~17.8 million Americans suffer from dermatitis

Pharos Science, Advantages and Reimbursement

Pharos Science

- Same laser platform as DABRA
- 308-nanometer laser—the center of action spectrum for most immune-mediated inflammatory diseases
- Does not use heat or ablate lesions—treatments are generally painless
- Adjustable aiming beam accurately targets only diseased tissue, sparing healthy skin from exposure
- Delivers uniform dosing for optimal results
- Small footprint for space conservation, among the lightest of excimer lasers

Advantages

- Topical treatments, such as steroids and vitamin D derivatives, may require frequent ongoing application
- Pharmaceutical treatment may be associated with systemic side effects

Clearance and Reimbursement

- Granted FDA 510(k) clearance for psoriasis, vitiligo, atopic dermatitis and leukoderma
- Clearance from Europe CE Mark, China Food and Drug Administration and South Korea Food and Drug Administration
- Reimbursed using established CPT codes for excimer laser treatment of inflammatory skin disease

Fully Operational Manufacturing Facility

Carlsbad, CA





- Sizable capacity for laser and catheter production
- 41,000 sq. ft. Carlsbad, CA with three controlled environments manufacturing facility fully staffed and operational
- Existing facility expected to be capable of manufacturing > 400 lasers/year and 140,000 catheters/year
- Fully capitalized with all equipment owned
- ISO13485 certified, FDA and CA state inspected



Laser Assembly



Controlled Environments

Pipeline Indications (Not FDA Approved[1])

DABRA (Vascular)	PHAROS (Dermatology)
Atherectomy (IDE submitted) (with a pre-specified improvement in luminal patency)	**Cutaneous T-Cell Lymphoma (CTCL)**
Coronary Artery Disease (CAD)	
In-Stent Restenosis	
Other Vascular Occlusions	






Pharos
Ra Medical

1) No application has been made to the FDA as of the date hereof for these indications (except IDE application for Atherectomy).

Intellectual Property Portfolio


The United States of America

- **Patents covering several aspects of the laser systems and delivery device**
- **The Company believes that its intellectual property comprises novel and useful inventions that can be protected by patents, and as such, has filed patent applications directed to innovative methods and apparatus patents**
- **Issued patents as of December 6, 2019:**
  5 US / 2 OUS

Patent/File No.	Title	Filing Date	Country	Status
9,700,655	Small flexible liquid core catheter for laser ablation in body lumens and methods for use	10/12/2012	USA	Issued
ZL201280061080.0	Small flexible liquid core catheter for laser ablation in body lumens and methods for use	10/12/2012	China	Issued
2765944	Small flexible liquid core catheter for laser ablation in body lumens and methods for use	10/12/2012	Europe	Issued
9,962,527	Methods and devices for treatment of stenosis of arteriovenous fistula shunts	10/15/2014	USA	Issued
10,245,417	Devices for extending shelf life of liquid core catheters	10/02/2017	USA	Issued
10,322,266	Method and device for treatment of stenosis of arteriovenous fistula shunts	10/2/2017	USA	Issued
10,384,038	Method and device for treatment of stenosis of arteriovenous fistula shunts	10/2/2019	USA	Issued

Executive Team and Board of Directors

Executive Team

Search in process	Chief Executive Officer
Andrew Jackson	Chief Financial Officer, Interim CEO
Jeffrey Kraws	President
Dan Horwood	General Counsel and Secretary

Board of Directors

Martin Colombatto	Chairman. Former VP and General Manager of Broadcom
Maurice Buchbinder, MD	Interventional Cardiologist Master of Surgery from McGill University
William Enquist	Former President of Global Endoscopy of Stryker
Richard Mejia	Former Partner of Ernst & Young
Mark Saad	Partner and COO of Alethea Capital Management LLC, Former CFO of Cytori Therapeutics and former executive director of UBS Investment Bank



Financial Overview

Business Model

Laser Module

Capital Placement and Sale


DABRA

DABRA™ Catheter Consumable

Recurring Revenue


Ra Medical
SYSTEMS
5F

Practical, easy to use equipment, anticipated recurring revenue single-use catheter solution

Results of Operations

($ in thousands)	Quarter ended Sept. 30, 2019	9 Mos. Ended Sept. 30, 2019
Vascular Net Revenue	**$226**	**$1,121**
Dermatology Net Revenue	**$1,682**	**$4,688**
Total Net Revenue	**$1,908**	**$5,809**
Gross Profit	**$(517)**	**$(1,291)**
Operating Expenses:		
Selling, General and Administrative (Incl. $6.6M and $19.3M stock comp exp.)	$15,889	$42,907
Research and Development (Incl. $0.3M and $1.4M stock comp exp.)	$1,182	$3,692
Total Operating Expenses	**$17,071**	**$46,599**
Loss from Operations	**$(17,588)**	**$(47,890)**
Adjusted EBITDA *	**$(9,851)**	**$(24,445)**

* Earnings before interest, taxes, depreciation & amortization and stock-compensation expense

Financial Position

($ in thousands)	**As of Sept. 30, 2019**
Cash and Cash Equivalents and Short Term Investments	$40,476
Working Capital[1]	$37,470
Total Assets	**$54,002**
Equipment Financing	$783
Accumulated Deficit	$(107,414)
Total Stockholders' Equity	**$41,741**

1) We define working capital as current assets less current liabilities

Milestones

- 3Q18 – IPO
- 1Q19 – Started Registry to study the benefit and safety profile of DABRA over a two-year term
- 2Q19 – Hired VP Quality, Regulatory and Clinical Affairs
- 3Q19 – Launched Pharos, Optimized
- 3Q19 – Received FDA approval for IDE to initiate atherectomy clinical trial
- 1Q20 – Initiate clinical trial with DABRA for atherectomy
- Engage partners to expand markets, both geographical and product offerings

Highlights

- Novel Therapeutic Solution with Positive Clinical Study Results
- Existing US Reimbursement Structure
- Time Efficient and Easy-to-Use Solution
- Cost Benefits to Outpatient-Based Catheterization Laboratories and Hospitals
- $1.08B+ Targeted US Annual TAM Among ~17.6M PAD Sufferers in the US
- Single-Use Catheters
- Highly Experienced Leadership

Ra Medical Systems